Exhibit 99.1

American Eagle Energy Begins Voluntary Chapter 11 Proceeding

DENVER, CO -- May 11, 2015 -- American Eagle Energy Corporation (NYSE MKT: AMZG) announced today that, on Friday, May 8, 2015, it and its wholly-owned subsidiary, AMZG, Inc. (together, “American Eagle”), filed voluntary petitions in the United States Bankruptcy Court for the District of Colorado (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 of Title 11 of the Unites States Code (the “Bankruptcy Code”).

American Eagle will continue to operate the business as debtors-in-possession under the jurisdiction of the Bankruptcy Court. American Eagle has filed a series of motions with the Bankruptcy Court requesting authority to continue normal operations, including requesting Bankruptcy Court authority to continue paying employee wages and salaries and providing employee benefits without interruption.

American Eagle’s Chief Executive Officer and President, Brad Colby, stated: “We believe the Chapter 11 process will provide flexibility for American Eagle to pursue viable options for asset sales or other alternatives with the goal of maximizing the value of the enterprise for our stakeholders.”

For access to Bankruptcy Court documents and other general information about the Chapter 11 cases, please visit http://www.cob.uscourts.gov.

American Eagle has also established a telephone hotline and email address to respond to inquiries from interested parties regarding the Chapter 11 cases. The telephone hotline is (212)-389-8910. The email address is AMZG@canaccordgenuity.com.

American Eagle’s legal advisors are Baker & Hostetler LLP. Canaccord Genuity Inc. is serving as financial advisor.

About American Eagle

American Eagle Energy Corporation is an independent exploration and production operator that is focused on acquiring acreage and developing wells in the Williston Basin of North Dakota, targeting the Bakken and Three Forks shale oil formations. The Company is based in Denver, CO. More information about American Eagle can be found at www.americaneagleenergy.com or by contacting investor relations at 303-798-5235 or ir@amzgcorp.com. Company filings with the Securities and Exchange Commission can be obtained free of charge at the SEC’s website at www.sec.gov.

Forward-Looking Statements

This press release may contain forward-looking statements regarding future events and the Company’s future results that are subject to the safe harbors created under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934 (the “Exchange Act”). All statements other than statements of historical facts included in this press release regarding the Company’s financial position, business strategy, plans and objectives of management for future operations, industry conditions, and indebtedness covenant compliance are forward-looking statements. When used in this report, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “possible,” “target,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes. Items contemplating or making assumptions about, actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties and important factors (many of which are beyond the Company’s control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the amount we may invest, the location, and the scale of the drilling projects in which we intend to participate; our beliefs with respect to the potential value of drilling projects; our beliefs with regard to the impact of environmental and other regulations on our business; our beliefs with respect to the strengths of our business model; our assumptions, beliefs, and expectations with respect to future market conditions; our plans for future capital expenditures; and our capital needs, the adequacy of our capital resources, and potential sources of capital.

The Company has based these forward-looking statements on its current expectations and assumptions about future events. While management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, and other risks, contingencies, and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. The Company does not assume any obligations to update any of these forward-looking statements.